EXHIBIT A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of Conatus Pharmaceuticals, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 4th day of February, 2020.

MPM BIOVENTURES IV-QP, L.P.		MPM BIOVENTURES IV GMBH & CO. BETEILIGUNGS
KG
By:	MPM BioVentures IV GP LLC,
	its General Partner	By:	MPM BioVentures IV GP LLC,
in its capacity as the Managing Limited Partner
By:	MPM BioVentures IV LLC,
	its Managing Member	By:	MPM BioVentures IV LLC,
its Managing Member
By:	/s/ Luke Evnin
	Name: Luke Evnin	By:	/s/ Luke Evnin
	Title: Member		Name: Luke Evnin
Title: Member

MPM ASSET MANAGEMENT INVESTORS BV4 LLC		MPM BIOVENTURES V, L.P.

By:	MPM BioVentures IV LLC	By:	MPM BioVentures V GP LLC,
	its Manager		its General Partner

By:	/s/ Howard Rubin	By:	MPM BioVentures V LLC,
	Name: Howard Rubin		its Managing Member
Title: Authorized Signatory
		By:	/s/ Luke Evnin
Name: Luke Evnin
Title: Member

MPM ASSET MANAGEMENT INVESTORS BV5 LLC		MPM BIOVENTURES IV GP LLC

By:	MPM BioVentures V LLC	By:	MPM BioVentures IV LLC,
	its Manager		its Managing Member

By:	/s/ Howard Rubin
	Name: Howard Rubin	By:	/s/ Luke Evnin
	Title: Authorized Signatory	Name:	Luke Evnin
		Title:	Member
MPM BIOVENTURES IV LLC

By:	/s/ Luke Evnin
Name: Luke Evnin
Title: Member

MPM BIOVENTURES V GP LLC		MPM BIOVENTURES V LLC

By:	MPM BioVentures V LLC,	By:	/s/ Luke Evnin
	its Managing Member	Name:	Luke Evnin
		Title:	Member
By:	/s/ Luke Evnin
Name:	Luke Evnin
Title:	Member

MPM BIO 2014 NVS STRATEGIC FUND, L.P.		MPM BIOVENTURES 2014 NVS
STRATEGIC FUND GP LLC
By:	MPM BioVentures 2014 NVS Strategic
	Fund GP LLC,	By:	MPM BioVentures 2014 LLC,
	its General Partner		its Managing Member

By:	MPM BioVentures 2014 LLC,
	its Managing Member	By:	/s/ Luke Evnin
		Name:	Luke Evnin
By:	/s/ Luke Evnin	Title:	Managing Director
Name: Luke Evnin
Title: Managing Director

MPM BIOVENTURES 2014 LLC

By:	/s/ Luke Evnin
Name: Luke Evnin
Title:	Managing Director

By:	/s/ Luke Evnin	By:	/s/ Ansbert Gadicke
	Name: Luke Evnin		Name: Ansbert Gadicke

By:	/s/ Todd Foley
Name: Todd Foley